Note Holder Payoff and Recapitalization Agreement

dated as of October 16, 2007

relating to

Ascent Energy Inc.

and

South Louisiana Property Holdings, Inc.

          NOTE HOLDER PAYOFF AND RECAPITALIZATION AGREEMENT

           This Note Holder Payoff and Recapitalization Agreement (this "Agreement"), dated as of October 16, 2007, is entered into by and among Ascent Energy Inc., a Delaware corporation (the "Company"); South Louisiana Property Holdings, Inc., a Louisiana corporation ("SLPH"); the holders of the Company's outstanding 16% Senior Notes (including any PIK Notes executed and delivered by the Company in connection therewith, the "Senior Notes") due February 1, 2010 (or such later maturity date as automatically extended in accordance with Section 7 thereof (but in no event later than February 1, 2015)) listed on Exhibit A hereto (collectively, the "Senior Note Holders"); the holders of the Company's outstanding 11¾% Senior Subordinated Notes due May 1, 2010 (or such later maturity date as automatically extended in accordance with Section 7 thereof (but in no event later than May 1, 2015)) (including any PIK Notes executed and delivered by the Company in connection therewith, the "Senior Subordinated Notes") listed on Exhibit B hereto (collectively, the "Senior Subordinated Note Holders"); the holders of outstanding shares of the Company's 8% Series A Preferred Stock, $0.001 par value per share (the "Preferred Stock"), listed on the signatures pages hereto (collectively, the "Preferred Stockholders"); and the holders of outstanding warrants to purchase shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") listed on the signatures pages hereto (collectively, the "Common Warrantholders"). The Senior Note Holders, the Senior Subordinated Note Holders, the Preferred Stockholders and the Common Warrantholders are referred to collectively as the "Investor Parties." The Company and SLPH are referred to collectively as the "Company Parties." The Investor Parties and the Company are referred to collectively as the "Parties."

RECITALS:

           A.          The Company and the Senior Note Holders are parties to that certain Amended and Restated Securities Purchase Agreement dated as of November 9, 2005 (the "Senior Note Purchase Agreement"). The Senior Note Holders hold all of the outstanding Senior Notes as of the date of this Agreement. Exhibit A is a list of the holders of all of the outstanding Senior Notes as of the date of this Agreement.

           B.          The Company, certain of its subsidiaries and U.S. Bank National Association (the "Trustee"), are parties to that certain Indenture dated as of September 28, 2001, as supplemented by that certain First Supplemental Indenture dated as of July 27, 2004 by and among the Company, certain of its subsidiaries and the Trustee, as further supplemented by that certain Second Supplemental Indenture dated as of November 9, 2005 by and between the Company and the Trustee (as so supplemented, the "Indenture"). Exhibit B is a list of the holders of all of the outstanding Senior Subordinated Notes as of the date of this Agreement.

           C.           The Company has previously issued 43,097 units, each consisting of one share of Preferred Stock and one warrant to purchase 191.943 shares of Common Stock at an exercise price of $5.21 per share (collectively, the "Common Stock Warrants"), all of which shares of Preferred Stock and Common Stock Warrants are outstanding as of the date of this Agreement. The relative rights, preferences and limitations of the Preferred Stock are set forth in the Amendment to the Certificate of Designations of Preferred Stock filed with the Secretary of State of the State of Delaware on December 22, 2004 (the "Certificate of Designations"). The Common Stock Warrants were issued pursuant to that certain Amended and Restated Warrant Agreement dated as of August 22, 2002 by and between the Company and Mellon Investor Services LLC, as warrant agent (the "Warrant Agent"), as amended by that certain Amendment to Amended and Restated Warrant Agreement dated as of July 27, 2004 by and between the Company and the Warrant Agent (as so amended, the "Common Stock Warrant Agreement"). Exhibit C is a list of the holders of all of the outstanding shares of Preferred Stock and all of the outstanding Common Stock Warrants as of the date of this Agreement. Exhibit D is a list of the holders of outstanding shares of Preferred Stock and Common Stock Warrants as of the date of this Agreement who are not Investor Parties ("Non-Investor Party Securityholders").

           D.           On the date hereof, the Company, RAM Energy Resources, Inc., a Delaware corporation ("RAME"), and Ascent Acquisition Corp., a Delaware corporation and wholly owned subsidiary of RAME ("Merger Sub"), entered into that certain Agreement and Plan of Merger (the "Merger Agreement") pursuant to which RAME and the Company intend to enter into a business combination transaction by means of a merger (the "Merger") between Merger Sub and the Company in which Merger Sub will merge with and into the Company and the Company will be the surviving entity and a wholly owned subsidiary of RAME, through an exchange of all the issued and outstanding shares of capital stock of the Company and all of the outstanding Common Stock Warrants for $185,000,000 in cash (the "Cash Number"), $107,000,000 of value in shares of common stock, par value $0.0001 per share, of RAME (the "RAME Common Stock") based on the weighted average closing price per share of RAME Common Stock for the 10-trading day period ending on the third Business Day prior to the closing of the Merger, but in no event less than 20,000,000 shares or greater than 20,500,000 shares (the "Initial RAME Common Stock Number") and 6,200,000 warrants (the "Warrant Number"), each of which entitles the holder thereof to purchase one share of RAME Common Stock at an exercise price of $5.00 per share, exercisable on or before May 11, 2008, the terms of which shall be identical in all material respects with RAME's publicly traded warrants outstanding on the date hereof (the "RAME Warrants").

           E.           The Cash Number and the Initial RAME Common Stock Number are each subject to adjustment by the Adjustments (as defined below) pursuant to the terms and conditions set forth in the Merger Agreement.

           F.           In connection with the Merger, the Parties desire to effect a recapitalization (the "Recapitalization") of the Company pursuant to the terms and conditions of this Agreement.

           G.           To implement certain of the transactions contemplated by the Recapitalization, pursuant to the terms and conditions of this Agreement and the Merger Agreement: (i) RAME will deliver to the Senior Note Holders the amount in cash, and deliver to such holders the number of shares of RAME Common Stock, if any, that such holders are entitled to receive pursuant to this Agreement in payment of all Outstanding Senior Note Indebtedness, on the terms and conditions set forth in this Agreement and the Merger Agreement; (ii) RAME will deliver to the Senior Subordinated Note Holders the amount in cash, if any, and deliver to such holders the number of shares of RAME Common Stock and RAME Warrants, if any, that such holders are entitled to receive pursuant to this Agreement in payment of all Outstanding Senior Subordinated Note Indebtedness, on the terms and conditions set forth in this Agreement and the Merger Agreement, (iii) RAME will deliver to the Preferred Stockholders and the Non-Investor Party Securityholders the number of shares of RAME Common Stock and RAME Warrants, if any, that such holders are entitled to receive pursuant to this Agreement in payment of the Outstanding Accrued Preferred Stock Dividend Amount, on the terms and conditions set forth in this Agreement and the Merger Agreement, (iv) the Common Warrantholders will surrender all outstanding Common Stock Warrants held by such Common Warrantholders to the Company for cancellation, (v) the Preferred Stockholders will agree that the RAME Common Stock and RAME Warrants, if any, payable to such holders under this Agreement together with the Merger Consideration payable to such holders under the Merger Agreement constitute full satisfaction of all of the Company's obligations with respect to the Preferred Stock under the Certificate of Designations or otherwise, and (vi) each of the Preferred Stockholders and SLPH, in its capacity as a holder of Common Stock, will agree to execute and deliver, promptly following execution and delivery of the Merger Agreement by the parties thereto, a written consent approving the Merger Agreement and the transactions contemplated thereby. In addition, in connection with the Merger and the Recapitalization, the Company will merge (the "SLPH Merger") South Louisiana Property Holdings Acquisition Company, Inc., a Louisiana corporation and wholly owned subsidiary of the Company (the "SLPH Merger Sub"), with and into SLPH with SLPH surviving the merger as a wholly owned subsidiary of the Company pursuant to the terms and conditions of that certain Agreement and Plan of Merger dated as of June 30, 2006 (the "SLPH Merger Agreement") by and among the Company, SLPH and Merger Sub. Prior to the consummation of the SLPH Merger, the stockholders of SLPH intend to approve a reverse stock split of the common stock of SLPH and a corresponding repurchase in cash of fractional shares of such common stock (the "SLPH Reverse Stock Split").

AGREEMENT:

           Now, therefore, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

           1.1          Definitions.   Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below). For purposes of this Agreement the following terms shall be defined as follows:

                     (a)           "Adjusted Cash Number" means the Cash Number, as adjusted by the Adjustments pursuant to the Merger Agreement.

                     (b)           "Adjusted RAME Common Stock Number" means the Initial RAME Common Stock Number, as adjusted by the Adjustments pursuant to the Merger Agreement.

                     (c)           "Adjustments" means the Working Capital Adjustment, the Hedge Contract Adjustment and the Tax Burden Adjustment.

                     (d)           "Aggregate Closing Uses" means an amount (expressed in dollars) equal to the sum of (i) all Indebtedness to be paid or repaid by RAME in connection with the Merger pursuant to Section 1.6 of the Merger Agreement (whether payable in cash, shares of RAME Common Stock or RAME Warrants), (ii) the Outstanding Preferred Stock Face Amount, (iii) the amount of the Escrow Fund, and (iv) the amount of the Representative Fund. For the avoidance of doubt, the Indebtedness referred to in clause (i) shall include the Outstanding Senior Note Indebtedness, the Outstanding Senior Subordinated Note Indebtedness and the Outstanding Accrued Preferred Stock Dividend Amount.

                     (e)           "Aggregate Closing Value" means an amount (expressed in dollars) equal to the sum of (i) the Adjusted Cash Number, (ii) the product of the Adjusted RAME Common Stock Number and the RAME Stock Price and (iii) the product of the Warrant Number and the RAME Warrant Price.

                     (f)           "Aggregate Common Merger Consideration" means an amount of cash equal to the greater of (i) the positive difference, if any, between the Aggregate Closing Value and the Aggregate Closing Uses and (ii) the product of $0.01 and the Outstanding Company Common Stock Number.

                     (g)           "Available Security Holder Cash Amount" means the positive difference between the Adjusted Cash Number and the sum of (i) the Aggregate Common Merger Consideration (including, for the avoidance of doubt, the Aggregate Company Warrant Consideration (as defined in the Merger Agreement), if any), (ii) the amount of the Escrow Fund, (iii) the amount of the Representative Fund, (iv) the sum of the Indebtedness payable in cash by RAME pursuant to the Merger Agreement (other than any Indebtedness payable to the Senior Note Holders, the Senior Subordinated Note Holders or the Preferred Stockholders in their capacities as such), and (v) the Aggregate Minimum Preferred Merger Consideration, if applicable.

                     (h)           "Business Day" means any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are authorized or obligated by law to close.

                     (i)           "Outstanding Accrued Preferred Stock Dividend Amount" means the amount of all accrued but unpaid dividends outstanding as of the date immediately preceding the Recapitalization Closing on the shares of Preferred Stock outstanding immediately prior to the Recapitalization Closing.

                     (j)           "Outstanding Preferred Stock Face Amount" means an amount equal to the product of (A) the positive difference between the Preferred Liquidation Amount (as defined in the Certificate of Designations) and the Outstanding Accrued Preferred Stock Dividend Amount and (B) the number of shares of Preferred Stock outstanding immediately prior to the Recapitalization Closing.

                     (k)           "Outstanding Senior Note Indebtedness" means the outstanding principal amount of all Senior Notes immediately prior to the Recapitalization Closing plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing.

                     (l)           "Outstanding Senior Subordinated Note Indebtedness" means the outstanding principal amount of all Senior Subordinated Notes immediately prior to the Recapitalization Closing plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing.

                     (m)           "PIK Notes" means (A) when used with respect to the Senior Notes, the PIK Notes as defined in the Senior Note Purchase Agreement, and (B) when used with respect to the Senior Subordinated Notes, the PIK Notes as defined in the Indenture.

                     (n)           "Preferred Stock Accrued Dividend Payoff Amount" means, (i) a number of shares of RAME Common Stock, deliverable out of the Adjusted RAME Common Stock Number, that is equal to the quotient obtained by dividing the amount of the Outstanding Accrued Preferred Stock Dividend Amount by the RAME Stock Price; provided, however, that such number of shares of RAME Common Stock shall not exceed the positive difference between (A) the Adjusted RAME Common Stock Number and (B) the sum of the Senior Note Holder Stock Number and the Senior Subordinated Note Holder Stock Number, and (ii) a number of RAME Warrants, deliverable out of the Warrant Number, that is equal to the quotient obtained by dividing (x) the amount of the Outstanding Accrued Preferred Stock Dividend Amount that is not satisfied in shares of RAME Common Stock pursuant to clause (i) by (y) the RAME Warrant Price; provided, however, that such number of RAME Warrants shall not exceed the positive difference between (A) the Warrant Number and (B) the Senior Subordinated Note Holder Warrant Number.

                     (o)           "Pro Rata Share" means, (i) with respect to a holder of Senior Notes, the quotient (expressed as a percentage) obtained by dividing (A) the outstanding principal of all Senior Notes held by such holder immediately prior to the Recapitalization Closing plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing by (B) the Outstanding Senior Note Indebtedness; (ii) with respect to a holder of Senior Subordinated Notes, the quotient (expressed as a percentage) obtained by dividing (A) the outstanding principal of all Senior Subordinated Notes held by such holder immediately prior to the Recapitalization Closing plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing by (B) the Outstanding Senior Subordinated Note Indebtedness, and (iii) with respect to a Preferred Stockholder, the quotient (expressed as a percentage) obtained by dividing (A) the accrued but unpaid dividends outstanding as of the date immediately preceding the Recapitalization Closing on all shares of Preferred Stock held by such holder immediately prior to the Recapitalization Closing divided by (B) the Outstanding Accrued Preferred Stock Dividend Amount.

                     (p)           "Publicly Traded RAME Warrants" means the warrants to purchase shares of RAME Common Stock at a purchase price of $5.00 per share which are quoted for trading on the Nasdaq Capital Market under the symbol "RAMEW."

                     (q)           "RAME Stock Price" means the weighted (based on daily trading volume) average closing price per share of RAME Common Stock as reported by the Nasdaq Capital Market for the 10 trading day period ending on the third Business Day preceding the date of the Recapitalization Closing; provided, however, that if the sum of (i) the product of the Adjusted RAME Common Stock Number and the RAME Stock Price and (ii) the product of the Warrant Number and the RAME Warrant Price exceeds the sum of (A) the Outstanding Senior Note Indebtedness, (B) the Outstanding Senior Subordinated Note Indebtedness, (C) the Outstanding Accrued Preferred Stock Dividend Amount and (D) the Outstanding Preferred Stock Face Amount, then the RAME Stock Price shall be reduced such that the sum of (i) the product of the Adjusted RAME Common Stock Number and the RAME Stock Price and (ii) the product of the Warrant Number and the RAME Warrant Price equals the sum of (A) the Outstanding Senior Note Indebtedness, (B) the Outstanding Senior Subordinated Note Indebtedness, (C) the Outstanding Accrued Preferred Stock Dividend Amount and (D) the Outstanding Preferred Stock Face Amount.

                     (r)           "RAME Warrant Price" means the weighted (based on daily trading volume) average closing price per Publicly Traded RAME Warrant as reported by the Nasdaq Capital Market for the 10 trading day period ending on the third Business Day preceding the date of the Recapitalization Closing.

                     (s)           "Senior Note Holder Stock Number" means the number of shares of RAME Common Stock, if any, deliverable to the Senior Note Holders pursuant to this Agreement.

                     (t)           "Senior Note Payoff Amount" means, (i) if the Available Security Holder Cash Amount is equal to or exceeds the Outstanding Senior Note Indebtedness, an amount in cash, payable out of the Available Security Holder Cash Amount, that is equal to the Outstanding Senior Note Indebtedness; and (ii) if the Available Security Holder Cash Amount is less than the Outstanding Senior Note Indebtedness, (A) an amount in cash, payable out of the Available Security Holder Cash Amount, that is equal to the Available Security Holder Cash Amount, and (B) a number of shares of RAME Common Stock, deliverable out of the Adjusted RAME Common Stock Number, that is equal to the quotient obtained by dividing (x) the amount of the Outstanding Senior Note Indebtedness that is not satisfied in cash pursuant to clause (ii)(A) by (y) the RAME Stock Price; provided, however, that such number of shares of RAME Common Stock shall not exceed the Adjusted RAME Common Stock Number.

                     (u)           "Senior Subordinated Note Holder Stock Number" means the number of shares of RAME Common Stock deliverable to the Senior Subordinated Note Holders pursuant to this Agreement.

                     (v)           "Senior Subordinated Note Holder Warrant Number" means the number of RAME Warrants, if any, deliverable to the Senior Subordinated Note Holders pursuant to this Agreement.

                     (w)           "Senior Subordinated Note Payoff Amount" means, (i) an amount in cash, payable out of the Available Security Holder Cash Amount, that is equal to the positive difference, if any, between the Available Security Holder Cash Amount and the amount of cash payable to the Senior Note Holders pursuant to this Agreement, (ii) a number of shares of RAME Common Stock, deliverable out of the Adjusted RAME Common Stock Number, that is equal to the quotient obtained by dividing the amount of the Outstanding Senior Subordinated Note Indebtedness that is not satisfied in cash pursuant to clause (i) by the RAME Stock Price; provided, however, that such number of shares of RAME Common Stock shall not exceed the positive difference between the Adjusted RAME Common Stock Number and the Senior Note Holder Stock Number, and (C) a number of RAME Warrants, deliverable out of the Warrant Number, that is equal to the quotient obtained by dividing (x) the amount of the Outstanding Senior Subordinated Note Indebtedness that is not satisfied in cash or shares of RAME Common Stock pursuant to clause (i) or (ii) by (y) the RAME Warrant Price; provided, however, that such number of RAME Warrants shall not exceed the Warrant Number.

                     (x)           "Tax Burden Adjustment" means the tax burden adjustment described in Section 5.4 of the Merger Agreement.

ARTICLE II
RECAPITALIZATION

           2.1          Senior Notes.

                     (a)           At or prior to the Recapitalization Closing, notwithstanding anything to the contrary in the Senior Note Purchase Agreement, each Senior Note Holder will deliver to the Company all Senior Notes then held by such Senior Note Holder in exchange for such holder's Pro Rata Share of the cash and RAME Common Stock (if any) included in the Senior Note Holder Payoff Amount. The Senior Note Payoff Amount will be paid and delivered to the Senior Note Holders pursuant to the terms and conditions of the Merger Agreement.

                     (b)           Each Senior Note Holder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Senior Note Purchase Agreement that would conflict with, be violated by or occur by reason of the consummation of the Merger, the SLPH Merger, the Recapitalization or the transactions contemplated by this Agreement or the Merger Agreement.

                     (c)           As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of Senior Notes a letter of transmittal and instructions for effecting the surrender of such Senior Notes pursuant to this Agreement and the Merger Agreement. Notwithstanding anything to the contrary in the Senior Note Purchase Agreement, interest will cease to accrue on the Senior Subordinated Notes as of the date immediately preceding the Recapitalization Closing if the transactions contemplated by this Agreement are consummated.

                     (d)           The Senior Notes were issued with an aggregate of 3,000 warrants to purchase shares of Preferred Stock (the "Preferred Warrants"), all of which warrants were exercised on a cashless, net-exercise basis prior to their expiration. If the transactions contemplated by this Agreement are consummated, then effective as of the Recapitalization Closing, each Senior Note Holder hereby waives any cash payment in lieu of fractional shares that may be then due and owing to such Senior Note Holder by the Company pursuant to the exercise by such Senior Note Holder of the Preferred Warrants held by such Senior Note Holder prior to the expiration date thereof.

           2.2           Senior Subordinated Notes.

                     (a)           At or prior to the Recapitalization Closing, notwithstanding anything to the contrary in the Indenture, each Senior Subordinated Note Holder will deliver all Senior Subordinated Notes then held by such Senior Subordinated Note Holder in exchange for such holder's Pro Rata Share of the cash (if any), RAME Common Stock and RAME Warrants (if any) comprising the Senior Subordinated Note Holder Payoff Amount to either (i) the designated depositary through the facilities of DTC by instructing its DTC participant or participants not later than the close of business on the second Business Day prior to the Recapitalization Closing to tender such Senior Subordinated Notes electronically through the Automated Tender Offer Program instituted by DTC or (ii) the Company (but only if the Senior Subordinated Notes are represented by Definitive Notes (as defined in the Indenture)). The Senior Subordinated Note Payoff Amount will be paid and delivered to the Senior Subordinated Note Holders pursuant to the terms and conditions of the Merger Agreement.

                     (b)           Each Senior Subordinated Note Holder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Indenture that would conflict with, be violated by or occur by reason of the consummation of the Merger, the SLPH Merger, the Recapitalization or the transactions contemplated by this Agreement or the Merger Agreement.

                     (c)           As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of Senior Subordinated Notes instructions for effecting the surrender of such Senior Subordinated Notes pursuant to this Agreement and the Merger Agreement. Notwithstanding anything to the contrary in the Indenture, interest will cease to accrue on the Senior Subordinated Notes as of the date immediately preceding the Recapitalization Closing if the transactions contemplated by this Agreement are consummated.

                     (d)           The Senior Subordinated Note Holders hereby agree that at any time prior to the Recapitalization Closing, the Company shall be entitled, upon delivery of an authentication order in accordance with Section 2.02 of the Indenture to the trustee under the Indenture (the "Trustee"), to exchange all Global Notes (as defined in the Indenture) representing all then outstanding principal plus accrued but unpaid interest on the Senior Subordinated Notes for Definitive Notes (as defined in the Indenture) in an aggregate amount equal to such outstanding principal plus accrued but unpaid interest. Definitive Notes issued in exchange for beneficial interests in Global Notes shall be registered in such names and in such denominations as the Senior Subordinated Note Holders shall instruct the Company shall be delivered to the persons in whose names such Definitive Notes are registered. As soon as practicable after any such exchange, the Company will deliver to the holders of such Definitive Notes a letter of transmittal and instructions for effecting the surrender of such Definitive Notes pursuant to this Agreement and the Merger Agreement. In addition, the Company shall be entitled, upon delivery of an authentication order in accordance with Section 2.02 of the Indenture to the Trustee, to issue any PIK Notes required to be issued prior to the Recapitalization Closing in the form of Definitive Notes.

           2.3          Preferred Stock; Consent of Preferred Stockholders and SLPH; Common Stock Warrants.

                     (a)           At or prior to the Recapitalization Closing, notwithstanding anything to the contrary in the Certificate of Designations, each Preferred Stockholder will tender to the Company all shares of Preferred Stock then held by such Preferred Stockholder in exchange for (i) such holder's Pro Rata Share of the RAME Common Stock (if any) and RAME Warrants (if any) included in the Preferred Stock Accrued Dividend Payoff Amount and (ii) the Merger Consideration payable to such holder pursuant to the Merger Agreement. Each Non-Investor Party Securityholder shall be entitled to receive in exchange for its shares of Preferred Stock (i) such holder's Pro Rata Share of the RAME Common Stock (if any) and RAME Warrants (if any) and (ii) the Merger Consideration payable to such holder pursuant to the Merger Agreement, all in accordance with the Merger Agreement. The Preferred Stock Accrued Dividend Payoff Amount and the Merger Consideration payable to the Preferred Stockholders and the Non-Investor Party Securityholders pursuant to the Merger Agreement will be paid and delivered to the Preferred Stockholders and the Non-Investor Party Securityholders pursuant to the terms and conditions of the Merger Agreement.

                     (b)           Each Preferred Stockholder hereby agrees that the Preferred Stock Accrued Dividend Payoff Amount, together with the Merger Consideration payable to the holders of Preferred Stock pursuant to the Merger Agreement, shall constitute full satisfaction by the Company of all obligations of the Company with respect to all shares of Preferred Stock outstanding and owned of record by such holder immediately prior to the Effective Time of the Merger, whether pursuant to the Certificate of Designations or otherwise. Each Preferred Stockholder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Certificate of Designations that would conflict with, be violated by or occur by reason of the consummation of the Merger, the SLPH Merger, the Recapitalization or the transactions contemplated by this Agreement or the Merger Agreement. Each Preferred Stockholder further agrees that each share of Company Preferred Stock redeemed by the Company after the date hereof and prior to the Recapitalization Closing shall be entitled to receive only the Preferred Stock Accrued Dividend Payoff Amount and the Merger Consideration, in each case payable with respect to such share of Company Preferred Stock.

                     (c)           As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of Preferred Stock a letter of transmittal and instructions for effecting the surrender of such shares of Preferred Stock pursuant to this Agreement and the Merger Agreement and a certification of non-foreign status which meets the requirements of Treasury Regulation Section 1.1445-2(b)(2) (a "Non-Foreign Affidavit"). Notwithstanding anything to the contrary in the Certificate of Designations, dividends will cease to accrue on the Preferred Stock as of the date immediately preceding the Recapitalization Closing if the transactions contemplated by this Agreement are consummated.

                     (d)           The Company and each Common Warrantholder hereby agrees to execute and deliver to the Company, promptly following the execution and delivery of the Merger Agreement by the parties thereto, an amendment to the Common Stock Warrant Agreement in the form attached hereto as Exhibit E providing for the conversion of the Common Stock Warrants and the termination of the Common Stock Warrant Agreement in connection with the Merger (the "Common Stock Warrant Agreement Amendment"). The Company and the Common Warrantholders agree to seek the consent of the Warrant Agent to the Common Stock Warrant Agreement Amendment. Each Common Warrantholder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Common Stock Warrant Agreement that would conflict with, be violated by or occur by reason of the consummation of the Merger, the SLPH Merger, the Recapitalization or the transactions contemplated by this Agreement or the Merger Agreement.

                     (e)           Each Preferred Stockholder hereby agrees to execute and deliver to the Company, promptly following the execution and delivery of the Merger Agreement by the parties thereto, a written consent of Preferred Stockholders, in accordance with Section 228 of the Delaware General Corporation Law, (i) adopting the Merger Agreement and (ii) adopting an amendment to the Certificate of Designations in the form attached hereto as Exhibit F providing that, among other things, the provisions of Section 8 and Section 9 of the Certificate of Designations do not apply to the transactions contemplated by this Agreement or the Merger Agreement (the "Certificate Amendment").

                     (f)           SLPH, in its capacity as the holder of not less than a majority of the outstanding shares of Common Stock, hereby agrees to execute and deliver to the Company, promptly following the execution and delivery of the Merger Agreement by the parties thereto, a written consent of the holders of Common Stock, in accordance with Section 228 of the Delaware General Corporation Law, adopting the Merger Agreement and the Certificate Amendment.

                     (g)           In furtherance of the foregoing, each of the Preferred Stockholders, each of the Common Warrantholders and SLPH irrevocably makes, constitutes and appoints Terry W. Carter and Stuart B. Katz, acting individually or collectively, as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to and record the stockholder consents described in this Section 2.3 and the Common Stock Warrant Agreement Amendment, as applicable. With respect to each of the Preferred Stockholders, each of the Common Warrantholders and SLPH, the foregoing power of attorney (i) is coupled with an interest, shall be irrevocable and shall survive the incapacity or bankruptcy of such Preferred Stockholder, Common Warrantholder or SLPH and (ii) shall survive the disposition by such Preferred Stockholder, Common Warrantholder or SLPH of all or any portion of the equity securities of the Company held by such Preferred Stockholder, Common Warrantholder or SLPH, as the case may be.

                     (h)           Each Preferred Stockholder that is also a Senior Note Holder or a Senior Subordinated Note Holder will, if such holder so qualifies, furnish to RAME at or prior to the Recapitalization Closing a Non-Foreign Affidavit. With respect to any such Preferred Stockholder that does not furnish to RAME a Non-Foreign Affidavit at or prior to the Recapitalization Closing (a "Non-Certifying Holder"), at the Closing under the Merger Agreement RAME will withhold for Federal income tax purposes an amount of cash equal to 10% of the sum of (i) any cash, and (ii) the value (determined pursuant to the terms of this Agreement) of the RAME Common Stock and RAME Warrants to be received by such Non-Certifying Holder with respect to Preferred Stock pursuant to the terms of this Agreement or the Merger Agreement. The amount so withheld may be deducted from any cash payment due such Non-Certifying Holder, whether as payment under the Senior Notes, the Senior Subordinated Notes or with respect to Preferred Stock. Notwithstanding the foregoing, RAME may treat as a Non-Certifying Holder any holder who furnishes a Non-Foreign Affidavit which RAME knows or reasonably believes, based upon receipt of notice pursuant to Treasury Regulation Section 1.1445-4, to be false.

           2.4          Restrictions on Transfer.   Prior to any proposed transfer (whether by sale, assignment, pledge or otherwise) of debt or equity securities of the Company at any time prior to the Recapitalization Closing and as long as this Agreement has not been terminated, the proposed transferor (the "Transferor") will give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the securities in question may be effected without registration under the Securities Act. Any such legal opinion must be reasonably satisfactory to the Company and must state that it may also be relied upon by the Company and any transfer agent or stock exchange. As a condition to the transfer, the Company may also require a certificate of the Transferor that certifies as to matters that assist the Company in establishing compliance with securities laws at the time of the proposed transfer and at the Recapitalization Closing. Upon compliance with the terms of this Section 2.4 to the satisfaction of the Company, the Transferor shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Transferor to the Company; provided, however, that the Transferor shall, prior to any transfer, cause any transferee of the Company's debt or equity securities to enter into an agreement with the Company that the transferee will take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Each certificate or book-entry notation evidencing the Company's debt or equity securities so transferred shall bear or be subject to an appropriate restrictive legend reasonably deemed appropriate by the Company, including any appropriate legend relating to the restrictions and obligations hereunder. Without limiting the generality of any other provision hereof, the provisions of this Section 2.4 and Section 2.6 shall be binding on successive transferees. Any sale or transfer, or purported sale or transfer, of the Company's debt or equity securities shall be null and void, and the Company shall have no obligation to effect any transfer, unless the terms, conditions and provisions of this Section 2.4 are strictly observed and followed or are waived by the Company. The Company may issue stop transfer instructions to any transfer agent or registrar for the Company's debt or equity securities in order to implement any restriction on transfer contemplated hereby.

           2.5          Support of the Recapitalization and Merger.   As long as the Merger Agreement has not been terminated, no Party hereto will (i) object to or otherwise commence any proceeding to oppose or alter any of the documents to be executed or implemented in connection with the Recapitalization in any way inconsistent with this Agreement, or (ii) take any other action not required by law that is inconsistent with, or that would materially delay the commencement or consummation of the Merger or any of the transactions contemplated by the Merger Agreement or consummation of any portion of the Recapitalization; provided, however, that nothing in this Section 2.5 shall prevent any Party from exercising its rights under any provision of this Agreement.

           2.6           Appointment of Nominees.   Effective immediately prior to the record date of the SLPH Reverse Stock Split, each Investor Party that owns beneficially or of record shares of common stock, $.001 par value per share, of SLPH ("SLPH Common Stock") hereby appoints, and agrees to cause its affiliates that own shares of SLPH Common Stock beneficially or of record to appoint, a single nominee as the record holder of all shares of SLPH Common Stock held beneficially or of record by such Investor Party and its affiliates in accordance with this Section 2.6. SLPH and the Company shall be entitled to recognize for all purposes, including, without limitation, the SLPH Reverse Stock Split and the SLPH Merger, each such nominee as the record holder of the shares of SLPH Common Stock designated by the Investor Parties to be held of record by such nominees. Pursuant to this Section 2.6, (i) Jefferies & Company, Inc. and Jefferies High Yield Trading, L.L.C. (collectively, "JEFCO") hereby appoint Jefferies & Company, Inc. as the nominee for such persons and their respective affiliates pursuant to this Section 2.6, (ii) Shared Opportunity Fund IIB, L.L.C. and TCW Shared Opportunity Fund III, L.P. (collectively, "The TCW Funds") hereby appoint Shared Opportunity Fund IIB, L.L.C. as the nominee for such persons and their respective affiliates pursuant to this Section 2.6; (iii) ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC and ING Barings Global Leveraged Equity Plan Ltd. (collectively "Jefferies Capital Partners") hereby appoint ING Furman Selz Investors III, L.P. as the nominee for such persons and their respective affiliates pursuant to this Section 2.6; and (iv) W Capital Partners West LLC hereby appoints W Capital Partners West LLC as the nominee for it and its affiliates pursuant to this Section 2.6.

           2.7           Registration Rights.   At the Recapitalization Closing, RAME will enter into a registration rights agreement with certain of the holders of the RAME Common Stock and RAME Warrants issued pursuant to this Agreement and the Merger Agreement in the form attached as an exhibit to the Merger Agreement.

           2.8           Termination of Agreements.

                     (a)           Concurrently with the execution and delivery of this Agreement by the Parties hereto, that certain Recapitalization Agreement dated as of September 20, 2006 by and among SLPH, the Company and the other parties thereto, as amended by that certain Amendment No. 1 dated as of February 5, 2007, shall automatically terminate and thereafter be of no further force or effect.

                     (b)           If the transactions contemplated by this Agreement are consummated, the Parties hereby agree that the following agreements shall automatically terminate at the Recapitalization Closing and shall thereafter be of no further force or effect: (i) that certain Shareholders' Agreement dated as of August 22, 2002 by and among the Company, SLPH and the shareholders of the Company party thereto, (ii) that certain Registration Rights Agreement dated as of July 27, 2001 by and among the Company and the other parties thereto, as amended by that certain First Amendment dated as of August 22, 2002 by and among the Company and the other parties thereto, (iii) that certain Stockholders Agreement dated as of January 14, 2000 by and among SLPH and the shareholders of SLPH party thereto, (iv) that certain Registration Rights Agreement dated as of January 14, 2000 by and among SLPH and the other parties thereto, (v) the Senior Note Purchase Agreement, (vi) subject to obtaining the consent of the Warrant Agent to the Common Stock Warrant Agreement Amendment (which consent will be requested by the applicable parties thereto), the Common Stock Warrant Agreement, and (vii) subject to obtaining the consent of the Trustee (which consent will be requested by the applicable parties thereto), the Indenture.

           2.9           Representative.   By virtue of the execution and delivery of this Agreement by the Senior Subordinated Note Holders, FS Private Investments III LLC shall be deemed approved and appointed by such holders as the "Representative" under this Agreement, the Merger Agreement and the Escrow Agreement (the "Representative"), shall be constituted and appointed as agent and attorney-in-fact for and on behalf of each such holder and shall be deemed to be bound by the terms and conditions of the Representative Agreement. The Representative shall have full power and authority to represent such holders and their successors with respect to all matters arising under the Escrow Agreement, the Merger Agreement and, after the Recapitalization Closing, this Agreement in accordance with the Representative Agreement, and all actions taken by the Representative under such agreements shall be binding upon all such holders and their successors as if expressly confirmed and ratified in writing by each of them, including resolving all claims relating to the Escrow Fund.

           2.10           Settlement Statement.   Not later than 12:00 p.m. on the second Business Day preceding the Recapitalization Closing Date, each of the Investor Parties shall execute and deliver to such other Investor Parties, the Company and RAME a settlement statement (the "Settlement Statement") setting forth (i) the agreed upon amount of cash (if any), number of shares of RAME Common Stock (if any) and number of RAME Warrants (if any) to be received by each such Investor Party (and each Non-Investor Party Securityholder) at the Recapitalization Closing and in connection with the Closing under the Merger Agreement pursuant to this Agreement and the Merger Agreement, and (ii) a description and the amount of all expenses, fees and costs to which such Investor Party is entitled to receive reimbursement in accordance with Section 6.5(a), which amounts shall constitute Indebtedness for purposes of this Agreement and the Merger Agreement. Illustrative examples of the allocations of cash, RAME Common Stock and RAME Warrants to be received by the Investor Parties pursuant to this Agreement and the Merger Agreement, based on the various assumptions set forth therein, are attached to this Agreement as Schedule 2.10. The Parties agree that such examples are not binding on the Parties but are merely intended to illustrate the application of the provisions of this Agreement and the Merger Agreement, in each case based on the assumed amounts of outstanding securities of the Company, the assumed amount of outstanding Indebtedness, an assumed RAME Stock Price and RAME Warrant Price and the assumed date of the Recapitalization Closing, all as set forth in such examples.

           2.11           Cross Receipts.   Upon receipt by each Investor Party of the cash (if any) RAME Common Stock (if any) and RAME Warrants (if any) such Investor Party is entitled to receive at the Recapitalization Closing from RAME pursuant to this Agreement (as set forth on the Settlement Statement) and at the Closing under the Merger Agreement (including, if applicable, the depositing by RAME into the Escrow Fund or the Representative Fund of a portion of the cash such Investor Party otherwise would receive at such closings), such Investor Party shall execute and deliver to the Company and RAME at the Recapitalization Closing an acknowledgement and cross-receipt (each, a "Cross-Receipt") stating that (i) such Investor Party has received payment in full of such Investor Party's Pro Rata Share, if any, of the Senior Note Holder Payoff Amount, the Senior Subordinated Note Holder Payoff Amount and the Preferred Stock Accrued Dividend Payoff Amount, as applicable, (ii) such Investor Party has received payment in full of all other Indebtedness (as set forth on the Settlement Statement) owed to such Investor Party by the Company and the Company Subsidiaries, (iii) in the case of an Investor Party that is a Senior Note Holder, all obligations of the Company to such Investor Party of every nature whatsoever arising under or relating to the Senior Notes, the Senior Note Purchase Agreement or otherwise have been paid and discharged in full and that all rights of such Investor Party of every nature whatsoever arising under or relating to the Senior Notes and the Senior Note Purchase Agreement are released and relinquished in full, except as otherwise expressly provided in this Agreement, the Merger Agreement or the Escrow Agreement, (iv) in the case of an Investor Party that is a Senior Subordinated Note Holder, all obligations of the Company to such Investor Party of every nature whatsoever arising under or relating to the Senior Subordinated Notes, the Indenture or otherwise have been paid and discharged in full and that all rights of such Investor Party of every nature whatsoever arising under or relating to the Senior Subordinated Notes and the Indenture are released and relinquished in full, except as otherwise expressly provided in this Agreement, the Merger Agreement or the Escrow Agreement, and (v) in the case of an Investor Party that is a Preferred Stockholder, all obligations of the Company to such Investor Party of every nature whatsoever arising under or relating to the Preferred Stock, the Certificate of Designations or otherwise have been paid and discharged in full and that all rights of such Investor Party of every nature whatsoever arising under or relating to the Preferred Stock and the Certificate of Designations are released and relinquished in full, except as otherwise expressly provided in this Agreement, the Merger Agreement or the Escrow Agreement. Upon receipt of such Cross-Receipts by the Company, the Company shall mark all Senior Notes and all Senior Subordinated Notes "paid" and "cancelled."

           2.12           Escrow.   Notwithstanding anything to the contrary in this Agreement, if the sum of the cash, the RAME Common Stock (valued at the RAME Stock Price) and the RAME Warrants (valued at the RAME Warrant Price) delivered to the Senior Subordinated Note Holders at the Recapitalization Closing pursuant to this Agreement and the Merger Agreement is less than the Outstanding Senior Subordinated Note Indebtedness (such difference, the "Senior Subordinated Note Holder Shortfall Amount"), then each Person that was a Senior Subordinated Note Holder as of the Recapitalization Closing shall be entitled to its Pro Rata Share of all distributions, if any, from the Escrow Fund and the Representative Fund until such Persons have received an aggregate amount of distributions equal to the Senior Subordinated Note Holder Shortfall Amount. Notwithstanding anything to the contrary in this Agreement, if the sum of the RAME Common Stock (valued at the RAME Stock Price) and the RAME Warrants (valued at the RAME Warrant Price) delivered to the Preferred Stockholders at the Recapitalization Closing pursuant to this Agreement and the Merger Agreement is less than the sum of the Preferred Stock Accrued Dividend Payoff Amount (such difference, the "Preferred Stock Accrued Dividend Shortfall Amount"), then, after the Senior Subordinated Note Holder Shortfall Amount has been satisfied in full, each Person that was a Preferred Stockholder as of the Recapitalization Closing shall be entitled to its Pro Rata Share of all distributions, if any, from the Escrow Fund and the Representative Fund until such Persons have received an aggregate amount of distributions equal to the Preferred Stock Accrued Dividend Shortfall Amount. Notwithstanding anything to the contrary in this Agreement, if the sum of the cash, the RAME Common Stock (valued at the RAME Stock Price) and the RAME Warrants (valued at the RAME Warrant Price) delivered to the Preferred Stockholders in connection with the Merger pursuant to the Merger Agreement is less than the Outstanding Preferred Stock Face Amount (such difference, the "Preferred Stock Face Shortfall Amount"), then, after the Senior Subordinated Note Holder Shortfall Amount and the Preferred Stock Accrued Dividend Shortfall Amount have been satisfied in full, each Person that was a Preferred Stockholder immediately prior to the Effective Time of the Merger shall be entitled to all distributions, if any, from the Escrow Fund and the Representative Fund, pro rata based on the number of shares of Preferred Stock held by such Persons immediately prior to the Effective Time of the Merger, until such Persons have received an aggregate amount of distributions equal to the Preferred Stock Face Shortfall Amount. All distributions, if any, from the Escrow Fund and the Representative Fund after the satisfaction in full of the Senior Subordinated Note Holder Shortfall Amount, the Preferred Stock Accrued Dividend Shortfall Amount and the Preferred Stock Face Shortfall Amount, shall be made to the Persons that were the holders of Common Stock immediately prior to the Effective Time of the Merger (including holders of Common Stock deemed to be outstanding immediately prior to the Effective Time of the Merger pursuant to Section 1.5(g)(iii) of the Merger Agreement), pro rata based on the number of shares of Common Stock held by such Persons immediately prior to the Effective Time of the Merger. For the avoidance of doubt, any amounts delivered to the Representative or the Representative Fund pursuant to Section 6.7(d) of the Merger Agreement (relating to forfeited retention bonuses) shall be distributed in accordance with this Section 2.12.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

           3.1           Representations and Warranties of the Company Parties.   Each Company Party hereby represents and warrants to the Investor Parties as follows:

                     (a)           Such Company Party is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Such Company Party has all requisite corporate power and authority to execute and deliver this Agreement. The execution and delivery by such Company Party of this Agreement and the performance by such Company Party of its obligations hereunder have been duly authorized by all necessary corporate action on the part of such Company Party and do not and will not contravene any provision of law, statute, rule or regulation to which the Company is subject or such Company Party's organizational documents, as amended.

                     (b)           This Agreement constitutes valid and binding obligations of such Company Party, enforceable against such Company Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                     (c)           Each Company Party acknowledges and agrees that the foregoing representations are true as of the date hereof and as of the time of the Recapitalization Closing.

           3.2           Representations and Warranties of the Investor Parties.   Each Investor Party hereby represents and warrants, as to itself, to each other Party and for the benefit of RAME under the Merger Agreement as follows:

                     (a)           If not an individual, the Investor Party is an entity duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to execute and deliver this Agreement. If an individual, the Investor Party has all requisite right, capacity, power and authority to execute and deliver this Agreement. The execution and delivery by the Investor Party of this Agreement and the performance by the Investor Party of its obligations hereunder have been duly authorized by all necessary action on the part of the Investor Party.

                     (b)           This Agreement constitutes valid and binding obligations of the Investor Party, enforceable against the Investor Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                     (c)           The Investor Party has experience in analyzing and investing in companies like RAME and is capable of evaluating the merits and risks of the Investor Party's investment in RAME as a corporation. To the extent necessary, the Investor Party has retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of the Recapitalization and the Merger, or any part thereof, and owning the shares of RAME Common Stock and the RAME Warrants, if any (collectively, the "RAME Securities"), the Investor Party will receive pursuant to the Recapitalization and the Merger, it being understood that the Company has not retained legal or financial advisors on behalf of the Investor Party.

                     (d)           If acquiring RAME Securities, the Investor Party is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act, is able to bear the economic risk of such Investor Party's investment in the RAME Securities for an indefinite period of time and has sufficient net worth to sustain a loss of such Investor Party's entire investment in the RAME Securities without economic hardship if such loss should occur.

                     (e)           If acquiring RAME Securities, the Investor Party is not participating in the Recapitalization or the Merger as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

                     (f)           If acquiring RAME Securities, the Investor Party has had an opportunity to discuss RAME's business, management and financial affairs with the members of RAME management and has had the opportunity to review RAME's facilities. Such Investor Party has also had an opportunity to ask questions of the officers of RAME, which questions were answered to such Investor Party's satisfaction. Such Investor Party acknowledges that such Investor Party is familiar with all aspects of RAME's business.

                     (g)           Except as set forth in this Agreement or the Merger Agreement, the Investor Party has received no representations or warranties from RAME or the Company or any of their respective employees, affiliates, attorneys, accountants or agents with respect to the Merger and the transactions contemplated by this Agreement. Such Investor Party acknowledges that the Merger Agreement has been provided to such Investor Party as an exhibit hereto.

                     (h)           If acquiring RAME Securities, the Investor Party is acquiring the RAME Securities to be issued in the Recapitalization and/or the Merger solely for investment for such Investor Party's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Investor Party understands that the shares of RAME Securities to be issued in the Recapitalization and the Merger have not been registered under the Securities Act or applicable state and other securities laws by reason of the exemptions from the registration provided by Section 4(2) of the Securities Act and applicable state and other securities laws.

                     (i)           If acquiring RAME Securities, the Investor Party acknowledges and understands that such Investor Party must bear the economic risk of such Investor Party's investment in the RAME Securities for an indefinite period of time because the RAME Securities must be held indefinitely unless the offering thereof is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

                     (j)           If acquiring RAME Securities, the Investor Party is aware of the current provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer of the securities, the resale occurring not less than one year after a party has purchased from an issuer or its affiliate and paid the full purchase price for the securities to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three-month period not exceeding specified limitations. Such Investor Party understands that any transfer agent or registrar of RAME will be issued stop-transfer instructions with respect to the RAME Securities unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

                     (k)           Each Investor Party is the beneficial owner of the securities of the Company set forth below its name on the signature pages of this Agreement, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and any applicable state securities laws) and any Liens which would interfere with the consummation of the Recapitalization or the Merger (it being acknowledged and agreed that a permitted transfer made pursuant to Section 2.4 shall not be deemed to be a restriction on transfer with respect to the representations and warranties made by an Investor Party in this Section 3.2(k)).

                     (l)           The Investor Party acknowledges and agrees that the foregoing representations are true as of the date hereof and as of the time of the Recapitalization Closing and as of the Effective Time.

ARTICLE IV
CONDITIONS

           4.1           Conditions to Each Party's Obligations.   The respective obligations of each Party to consummate the Recapitalization is subject to the satisfaction or waiver on or prior to the Recapitalization Closing Date (as defined below) of the following conditions:

                     (a)           The consummation of the Merger and the other transactions contemplated by the Merger Agreement shall occur concurrently with the consummation of the Recapitalization.

                     (b)           The SLPH Merger shall have occurred or shall occur concurrently with the consummation of the Recapitalization.

                     (c)           All of the outstanding Senior Notes shall have been validly tendered to the Company in accordance with the terms of this Agreement.

                     (d)           All of the outstanding Senior Subordinated Notes shall have been validly tendered to the designated depositary through the facilities of DTC or to the Company in accordance with the terms of this Agreement.

                     (e)           All of the certificates representing outstanding shares of Preferred Stock held by the Preferred Stockholders shall have been validly tendered to the Company in accordance with the terms of this Agreement.

                     (f)           The Common Stock Warrant Agreement Amendment shall have been executed and delivered by the Company, the Common Warrantholders and the Warrant Agent.

                     (g)           Each of the Parties hereto shall have complied in all material respects with each of the covenants and agreements contained in this Agreement to be fulfilled or performed by it on or before the Recapitalization Closing Date.

                     (h)           The representations and warranties made by each of the Parties hereto in this Agreement shall be true and correct as if made on and as of the Recapitalization Closing Date.

Any waiver of a condition under this Section 4.1 must be in writing and executed by the Company, the holders of not less than a majority of the outstanding Senior Subordinated Notes held by JEFCO and the holders of not less than a majority of the outstanding Senior Subordinated Notes held by Senior Subordinated Note Holders other than JEFCO. If the Recapitalization Closing occurs, each Party will be deemed to have waived any other Party's failure to comply with the conditions to be performed by that Party.

ARTICLE V
CLOSING

           5.1           Time and Place.   The closing of the Recapitalization (the "Recapitalization Closing") will take place at the offices of Vinson & Elkins L.L.P., 2500 First City Tower, 1001 Fannin Street, Houston, Texas 77002, immediately prior to or contemporaneously with the Closing under the Merger Agreement.

           5.2           Deliveries by Investor Parties.   At the Recapitalization Closing, each Investor Party will, as applicable:

                     (a)           deliver to the Company the Senior Notes and letter of transmittal required to be delivered by it pursuant to Section 2.1 of this Agreement;

                     (b)           deliver to the Trustee or the Company the Senior Subordinated Notes and letter of transmittal required to be delivered by it pursuant to Section 2.2 of this Agreement;

                     (c)           deliver to the Company the certificates representing the Preferred Stock required to be delivered by it pursuant to Section 2.3(a) of this Agreement;

                     (d)           deliver to the Company the Common Stock Warrant Agreement Amendment required to be delivered by it pursuant to Section 2.3(d) of this Agreement;

                     (e)           deliver to the Company the Cross-Receipt required to be delivered by it pursuant to Section 2.11 of this Agreement;

                     (f)           deliver to the Company or SLPH any documentation reasonably requested to be delivered in connection with the Recapitalization; and

                     (g)           deliver to the Company and RAME a Non-Foreign Affidavit if such Investor Party is a Preferred Stockholder and a non-foreign person.

           5.3           Deliveries by the Company.   At the Recapitalization Closing, the Company will deliver to each Investor Party the Common Stock Warrant Agreement Amendment and any other documentation reasonably requested to be delivered in connection with the Recapitalization.

ARTICLE VI
MISCELLANEOUS

           6.1           No Securities Transactions.   From and after the date hereof until the earlier of the Effective Time or the termination of the Merger Agreement pursuant to Article VIII thereof, each of the Senior Note Holders and the Senior Subordinated Note Holders shall not, directly or indirectly, engage in any transactions involving the securities of RAME solely for its own account as principal.

           6.2           Termination; Continued Effectiveness of Certain Provisions.

                     (a)           This Agreement shall terminate upon the earlier to occur of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement. Upon termination of this Agreement pursuant to Section 6.2(a)(ii), the waivers set forth in Article II shall be of no further force or effect.

                     (b)           Notwithstanding any termination of this Agreement, the provisions of Sections 6.2 through 6.13, Section 6.15 and Section 6.18 shall survive such termination without limitation.

           6.3           Notices.   All notices, requests and other communications required or permitted hereunder to be given to or made upon any Party hereto shall be in writing addressed as set forth in Annex I and shall be considered properly given (a) if delivered in person; (b) if sent by an express courier delivery service which provides signed acknowledgments of receipt; (c) if deposited in the US. certified or registered first class mail, postage prepaid, return receipt requested or (d) if transmitted by telecopier (upon receipt by sender thereof of evidence that a complete transmission of such telecopy was made to the recipient thereof) and, in the case of telecopier transmission, confirmed by (i) telephone contemporaneously to the person entitled to receive such notice or to such person's secretary, and (ii) dispatching a copy of such notice by the methods described in clause (a), (b) and (c) above. All notices shall be effective upon receipt. For the purposes of notice, the addresses of the Parties shall be as set forth in Annex I; provided, however, that any Party shall have the right to change its address for notice hereunder to any other location by giving not less than 30 days' notice to the other Parties in the manner set forth above.

           6.4           Amendments and Waivers.

                     (a)           Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the holders of not less than a majority of the outstanding Senior Notes and the holders of not less than a majority of the outstanding Senior Subordinated Notes; provided, however, that any amendment or waiver that adversely affects in any material respect the economic rights of the Investor Parties set forth in this Agreement shall not be effective without the prior written consent of the Company, the holders of not less than a majority of the outstanding Senior Subordinated Notes held by JEFCO and the holders of not less than a majority of the outstanding Senior Subordinated Notes held by Senior Subordinated Note Holders other than JEFCO.

                     (b)           No failure or delay by any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

           6.5           Expenses.

                     (a)           Each Party will assume and bear all expenses, costs and fees incurred or assumed by it in the preparation and execution of this Agreement and compliance with the agreements and covenants contained in this Agreement, whether or not the transactions contemplated hereby are consummated; provided, however, subject to the provisions of Section 6.5(b), the Company will assume and bear all such expenses, costs and fees (including all reasonable attorneys' fees of counsel to the Investor Parties) incurred or assumed by the Investor Parties (unless the failure to consummate such transactions results from the breach by an Investor Party or Investor Parties of the covenants and agreements contained herein, in which event the breaching Party or Parties will assume and bear all such expenses, costs and fees).

                     (b)           Notwithstanding the provisions of Section 6.5(a), in the event the Recapitalization Closing occurs, neither the Company (which for this purpose shall include the Surviving Corporation) nor any Company Subsidiary shall have any obligation to bear, pay or reimburse any costs or expenses of any nature whatsoever incurred by the Investor Parties under this Agreement, the Senior Notes, the Senior Note Purchase Agreement, the Senior Subordinated Notes, the Indenture or under any other agreement between any of the Parties hereto (including any agreement between the Investor Parties or any of them and the Company Subsidiaries or any of them) except to the extent set out in the Settlement Statement.

                     (c)           Without duplication, the Company (or any paying agent authorized by either of them) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of the Company's securities such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law or any other applicable legal requirement. To the extent that amounts are so withheld and paid over to the appropriate taxing authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Company's securities in respect of which such deduction and withholding was made.

                     (d)           In the event of any litigation brought to enforce or interpret this Agreement, or arising out of its negotiation, performance or subject matter, the Party to this contract who prevails shall be entitled to recover its attorneys' fees and costs, including those incurred at trial, in any bankruptcy or other proceeding, on appeal and in enforcing any judgment.

           6.6           Successors and Assigns.   The provisions of this Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided that, except as otherwise expressly provided in this Agreement, no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent the Company.

           6.7           No Third-Party Beneficiaries.   Except for the representations and warranties of the Investor Parties pursuant to Section 3.2, which are made in part for the benefit of RAME, this Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and nothing herein expressed or implied will give or be construed to give to any person or entity, other than the Parties hereto and such permitted assigns any legal or equitable rights hereunder.

           6.8           Governing Law.   This Agreement will be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of laws rules of that State.

           6.9           Jurisdiction.   Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any court of competent jurisdiction in the County of New York (including the Federal District Court for the Southern District of New York) and each of the Parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 6.3 will be deemed effective service of process on such Party.

           6.10           Counterparts.   This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. One or more counterparts of this Agreement may be delivered by facsimile with the intent that delivery by such means shall have the same effect as delivery of an original counterpart of this Agreement.

           6.11           Headings.   The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

           6.12           Entire Agreement.   This Agreement (including the Schedules, Annexes and Exhibits hereto) constitute the entire agreement among the Parties with respect to the subject matter of this Agreement, it being understood and agreed by the Parties that the payment of cash and the delivery of RAME Common Stock and RAME Warrants contemplated hereby will be effected pursuant to the Merger Agreement. This Agreement (including the Schedules, Annexes and Exhibits hereto) supersede all prior agreements and understandings, both oral and written, among the Parties hereto with respect to the subject matter of this Agreement.

           6.13           Severability.   If any provision of this Agreement or the application of any such provision to any person, entity or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein and there had been contained herein instead such valid, legal and enforceable provisions as would most nearly accomplish the intent and purpose of such invalid, illegal or unenforceable provision.

           6.14           Further Assurances.   The Parties will take such further action and deliver or cause to be delivered to each other on the Recapitalization Closing Date and at such other times thereafter as will be reasonably agreed such additional agreements, instruments or other documents as any of them may reasonably request for the purpose of carrying out this Agreement. Each of the Parties hereto will use its reasonable efforts to cause each of the conditions contained in this Agreement to the obligations of the Parties hereto to be satisfied.

           6.15           Representation by Counsel; Strict Construction.   Each Party hereto acknowledges that it has been represented by counsel, to the extent such Party deemed necessary, in connection with this Agreement and the transactions contemplated by this Agreement and that the Company has not retained legal or financial advisors on behalf of any Investor Party and that Vinson & Elkins L.L.P. has acted as counsel solely to the Company and SLPH and not to any of the Investor Parties in their capacities as securityholders. Accordingly, any rule of law or any legal decision that would provide any Party hereto with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel, shall have no application and is expressly waived. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party.

           6.16           Specific Performance.   It is understood and agreed by each of the Parties hereto that monetary damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled, in addition to any other remedies, to the remedy of specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of securing or posting a bond or other security in connection with such equitable relief.

           6.17           Adjustments for Stock Splits, etc.   Wherever in this Agreement there is a reference or implication to a specific number or percentage of shares of capital stock, or a price per share of such capital stock, or consideration received in respect of such capital stock, then, upon the occurrence of any subdivision, combination, stock split or stock dividend of such capital stock, the specific number or percentage of shares or the price so referenced in or implicated by this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such capital stock by such subdivision, combination, stock split or stock dividend.

[Signature pages follow]

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

COMPANY:

ASCENT ENERGY INC.

By: __________________________________
Name: Terry W. Carter
Title: Chief Executive Officer

SLPH:

SOUTH LOUISIANA PROPERTY HOLDINGS, INC.

By: __________________________________
Name: Terry W. Carter
Title: Chief Executive Officer

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS: JEFFERIES & COMPANY, INC. By: __________________________________ Name: Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05 Allocate to Jefferies High Yield Trading, L.L.C. Total	$3,089,601 $10,263,997 ($7,802,042) $2,461,955

JEFFERIES HIGH YIELD TRADING, L.L.C. By: __________________________________ Name: Title:

Principal Amount of Senior Notes Held as of:
4/30/07
11/08/05
     Jefferies Partners Opportunity Fund, LLC
     Jefferies Partners Opportunity Fund II, LLC
     Jefferies Employee Opportunity Fund, LLC
     Allocation from Jefferies & Company, Inc.
Total	$27,215,727 $7,153,173 $5,202,131 $1,517,508 $7,802,042 $21,674,854

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05	$315,824 $251,540

TCW SHARED OPPORTUNITY FUND III, L.P.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05	$1,790,668 $1,426,185

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS: ING FURMAN SELZ INVESTORS III L.P. By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05	$6,716,975 $5,349,763

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05	$2,378,169 $1,894,102

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD. By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Notes Held as of: 4/30/07 11/08/05	$544,674 $433,808

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS: JEFFERIES & COMPANY, INC. By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held
as of:
4/30/07
11/08/05
    Allocate to Jefferies High
     Yield Trading, L.L.C.
    Remaining Balance

Name of DTC Participant Through
Which the Notes Are Held: Jefferies & Company, Inc.	$9,094,366 $31,242,469.78 ($23,563,843.54) $7,678,626.24

_________________________________ Chris M. Kanoff Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$157,143.52 $132,735.96

Name of DTC Participant Through Which the Notes Are Held: Jefferies & Company, Inc.

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS: JEFFERIES HIGH YIELD TRADING, L.L.C. By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held as
of:
4/30/07
11/08/05
    Jefferies Partners Opportunity
      Fund, LLC
    Jefferies Partners Opportunity
      Fund II, LLC
    Jefferies Employee Opportunity
     Fund, LLC
    Allocation from Jefferies &
      Company, Inc.
Total	$77,482,549 $21,598,169.79 $15,706,377.70 $4,582,756.71 $23,563,843.54 $65,451,147.74

Name of DTC Participant Through Which the Notes Are Held: Bank of New York

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$2,407,564.38 $2,033,621.06

Name of DTC Participant Through Which the Notes Are Held: Bank of New York

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

TCW SHARED OPPORTUNITY FUND III, L.P.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$13,642,989.49 $11,523,957.95

Name of DTC Participant Through Which the Notes Are Held: Bank of New York

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS: W CAPITAL PARTNERS WEST LLC By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05 as Allocated from TCW Funds (transferred 9/27/06)	$6,420,165.92 $5,422,984.61

Name of DTC Participant Through Which the Notes Are Held: Morgan Stanley

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS: ING FURMAN SELZ INVESTORS III L.P. By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$6,029,268.28 $5,092,801.26

Name of DTC Participant Through Which the Notes Are Held: Jefferies & Company, Inc.

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$1,833,559.97 $1,548,771.11

Name of DTC Participant Through Which the Notes Are Held: Jefferies & Company, Inc.

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS: ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD. By: FS Private Investments III LLC, Manager By: __________________________________ Name: Title:

Principal Amount of Senior Subordinated Notes Held as of: 4/30/07 11/08/05	$790,029.60 $667,322.06

Name of DTC Participant Through Which the Notes Are Held: Jefferies & Company, Inc.

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

JEFFERIES & COMPANY, INC.

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
22,500

Number of Warrants to purchase shares of Common
Stock held: 22,500

JEFFERIES HIGH YIELD TRADING, L.L.C.

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
1,294

Number of Warrants to purchase shares of Common
Stock held: 1,294

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
694

Number of Warrants to purchase shares of Common
Stock held: 694

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:     TCW Asset Management Company,
             as its Investment Advisor

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
3,942

Number of Warrants to purchase shares of Common
Stock held: 3,942

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

W CAPITAL PARTNERS WEST LLC

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
1,814

Number of Warrants to purchase shares of Common
Stock held: 1,814

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

ING FURMAN SELZ INVESTORS III L.P.

By:  FS Private Investments III LLC, Manager

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
8,354

Number of Warrants to purchase shares of Common
Stock held: 8,354

ING BARINGS U.S. LEVERAGED EQUITY PLAN
LLC

By:  FS Private Investments III LLC, Manager

By: __________________________________
Name:
Title:

Number of Shares of Series A Preferred Stock Held:
2,557

Number of Warrants to purchase shares of Common
Stock held: 2,557

           IN WITNESS WHEREOF, the Parties hereto have caused this Note Holder Payoff and Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON
WARRANTHOLDERS:

ING BARINGS GLOBAL LEVERAGED EQUITY
PLAN LTD.

By:  FS Private Investments III LLC, Manager

By: __________________________________
Name:
Title:
Number of Shares of Series A Preferred Stock Held:
1,079

Number of Warrants to purchase shares of Common
Stock held: 1,079

ANNEX 1

NOTICE ADDRESSES

Ascent Energy Inc. South Louisiana Property Holdings, Inc. 4965 Preston Park Blvd. - Suite 800 Plano, TX 75093 Facsimile: (972) 543-3904	ING Furman Selz Investors III L.P. c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart Facsimile: (212) 284-1717

Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch Facsimile: (203) 708-5820	ING Barings U.S. Leveraged Equity Plan LLC c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart Facsimile: (212) 284-1717

Jefferies High Yield Trading, L.L.C. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch Facsimile: (203) 708-5820	ING Barings Global Leveraged Equity Plan Ltd. c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart Facsimile: (212) 284-1717

Chris Kanoff c/o Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902 Facsimile: (310) 575-5209	TCW Shared Opportunity Fund III, L.P. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Andrew Park Facsimile: (310) 235-5965

Shared Opportunity Fund IIB, L.L.C. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Andrew Park Facsimile: (310) 235-5965	W Capital Partners West LLC One East 52nd Street New York, New York 10022 Attn: Stephen Wertheimer Facsimile: (212) 561-5241

EXHIBIT A

SENIOR NOTEHOLDERS

Jefferies & Company, Inc.

Jefferies High Yield Trading, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

EXHIBIT B

SENIOR SUBORDINATED NOTEHOLDERS

Jefferies & Company, Inc.

Jefferies High Yield Trading, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

Chris M. Kanoff

W Capital Partners West LLC

EXHIBIT C

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS

Jefferies & Company, Inc.

Jefferies High Yield Trading, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

W Capital Partners West LLC

Duetsche Banc Alex Brown TR FBO Jeffrey Clarke

Jeffrey Clarke

DB Securities Inc. R-IRA UA Feb 07 02 Custodian FBO Keri Clarke

Keri Clarke

Larry Keller

DB Securities Inc. Custodian FBO Larry L. Keller IRA

DB Alex Brown LLC Custodian FBO Robert N. Marshall R-IRA

EXHIBIT D

NON-INVESTOR PARTY SECURITYHOLDERS

Duetsche Banc Alex Brown TR FBO Jeffrey Clarke

Jeffrey Clarke

DB Securities Inc. R-IRA UA Feb 07 02 Custodian FBO Keri Clarke

Keri Clarke

Larry Keller

DB Securities Inc. Custodian FBO Larry L. Keller IRA

DB Alex Brown LLC Custodian FBO Robert N. Marshall R-IRA

EXHIBIT E

COMMON STOCK WARRANT AGREEMENT AMENDMENT

EXHIBIT F

CERTIFICATE AMENDMENT

SCHEDULE 2.10

ILLUSTRATIVE EXAMPLES OF ALLOCATION OF CONSIDERATION